THESTREET.COM, INC.
UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
AS OF SEPTEMBER 30, 2009

ASSETS
	As Reported	Business Disposition		Pro Forma
Current Assets:
Cash and cash equivalents	$60,486,534	$1,000,000	(a)	$61,486,534
Restricted cash	500,000	-		500,000
Marketable securities	2,816,411	-		2,816,411
Accounts receivable, net of allowance for doubtful				-
accounts of $129,918	5,508,175	-		5,508,175
Note Receivable		2,127,184	(a)	2,127,184
Other receivables	268,841	-		268,841
Prepaid expenses and other current assets	1,817,184	-		1,817,184
Assets held for sale	5,208,494	(5,208,494)		-
Total current assets	76,605,639	(2,081,310)		74,524,329

Property and equipment, net of accumulated depreciation
and amortization of $12,557,033	8,011,657	-		8,011,657
Marketable securities	17,461,005	-		17,461,005
Long term investment	555,000	-		555,000
Other assets	77,710	-		77,710
Goodwill	20,181,000	(640,000)		19,541,000
Other intangibles, net	8,003,942	-		8,003,942
Restricted cash	1,660,371	-		1,660,371
Total assets	$132,556,324	$(2,721,310)		$129,835,014

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$2,078,814	$-		$2,078,814
Accrued expenses	5,791,362	-		5,791,362
Deferred revenue	16,918,187	-		16,918,187
Other current liabilities	181,431	-		181,431
Liabilities of discontinued operations	223,204	-		223,204
Liabilities held for sale	1,997,576	(1,997,576)		-
Total current liabilities	27,190,574	(1,997,576)		25,192,998
Deferred tax liability	288,000			288,000
Other liabilities	885,447	-		885,447
Total liabilities	28,364,021	(1,997,576)		26,366,445

Stockholders' Equity:
Preferred stock; $0.01 par value; 10,000,000 shares
authorized; 5,500 shares issued and 5,500 shares outstanding;
the aggregate liquidation preference totals $55,000,000	55	-		55
Common stock; $0.01 par value; 100,000,000 shares				-
authorized; 36,598,461 shares issued and 30,516,727				-
shares outstanding	365,985	-		365,985
Additional paid-in capital	270,621,024	-		270,621,024
Accumulated other comprehensive income	389,777	-		389,777
Treasury stock at cost; 6,081,734 shares	(10,411,952)	-		(10,411,952)
Accumulated deficit	(156,772,586)	(723,734)	(b)	(157,496,320)
Total stockholders' equity	104,192,303	(723,734)		103,468,569
Total liabilities and stockholders' equity	$132,556,324	$(2,721,310)		$129,835,014

The accompanying notes are an integral part of these pro forma financial statements

THESTREET.COM, INC.
UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

	As Reported	Business Disposition (c)	Pro Forma

Net revenue:
Premium services	$28,310,049	$99	$28,309,950
Marketing services	15,418,258	3,382,760	12,035,498
Total net revenue	43,728,307	3,382,859	40,345,448

Operating expense:
Cost of services	22,666,527	3,237,386	19,429,141
Sales and marketing	8,768,054	692,208	8,075,846
General and administrative	13,185,493	1,621,276	11,564,217
Depreciation and amortization	3,885,363	-	3,885,363
Impairment charges	24,137,069	-	24,137,069
Restructuring and other charges	2,728,502	-	2,728,502
Total operating expense	75,371,008	5,550,870	69,820,138
Operating loss	(31,642,701)	(2,168,011)	(29,474,690)
Net interest income	775,896	-	775,896
Gain on sales of marketable securities	295,430	-	295,430
Other income	153,677	-	153,677
Income from continuing operations before income taxes	(30,417,698)	(2,168,011)	(28,249,687)
Provision for Income taxes	(16,515,077)	-	(16,515,077)
Loss from continuing operations	(46,932,775)	(2,168,011)	(44,764,764)
Discontinued operations:
Loss from discontinued operations	(10,453)	-	(10,453)
Net loss (d)	(46,943,228)	(2,168,011)	(44,775,217)
Preferred stock cash dividends	289,272	-	289,272
Net loss attributable to common stockholders	$(47,232,500)	$(2,168,011)	$(45,064,489)

Basic net loss per share:
Loss from continuing operations	$(1.53)		$(1.46)
Loss from discontinued operations	(0.00)		(0.00)
Net loss	(1.53)		(1.46)
Preferred stock dividends	(0.01)		(0.01)
Net loss attributable to common stockholders	$(1.54)		$(1.47)

Diluted net loss per share:
Loss from continuing operations	$(1.53)		$(1.46)
Loss from discontinued operations	(0.00)		(0.00)
Net loss	(1.53)		(1.46)
Preferred stock dividends	(0.01)		(0.01)
Net loss attributable to common stockholders	$(1.54)		$(1.47)

Weighted average basic shares outstanding	30,574,361		30,574,361
Weighted average diluted shares outstanding	30,574,361		30,574,361

The accompanying notes are an integral part of these pro forma financial statements

THESTREET.COM, INC.
UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	As Reported	Business Disposition (c)	Pro Forma
Net revenue:
Premium services	$41,185,988	$647	$41,185,341
Marketing services	29,662,045	6,535,513	23,126,532
Total net revenue	70,848,033	6,536,160	64,311,873

Operating expense:
Cost of services	31,984,778	6,073,522	25,911,256
Sales and marketing	14,263,199	610,599	13,652,600
General and administrative	17,521,238	2,060,575	15,460,663
Intangible asset impairment	2,325,481	-	2,325,481
Depreciation and amortization	5,894,186	-	5,894,186
Total operating expense	71,988,882	8,744,696	63,244,186
Operating (loss) income	(1,140,849)	(2,208,536)	1,067,687
Net interest income	1,573,752	-	1,573,752
Gain on sale of marketable security	120,937	-	120,937
Income from continuing operations before income taxes	553,840	(2,208,536)	2,762,376
Provision for income taxes	2,040	-	2,040
Income from continuing operations	551,800	(2,208,536)	2,760,336
Discontinued operations:
Loss on disposal of discontinued operations	8,012	-	8,012
Loss from discontinued operations	8,012	-	8,012
Net income (d)	543,788	(2,208,536)	2,752,324
Preferred stock cash dividend	385,696		385,696
Net income attributable to common stockholders	$158,092	$(2,208,536)	$2,366,628

Basic net income per share:
Income from continuing operations	$0.02		$0.09
Loss on disposal of discontinued operations	(0.00)		(0.00)
Net income	0.02		0.09
Preferred stock dividends	(0.01)		(0.01)
Net income attributable to common stockholders	$0.01		$0.08

Diluted net income per share:
Income from continuing operations	$0.02		$0.09
Loss on disposal of discontinued operations	(0.00)		(0.00)
Net income	0.02		0.09
Preferred stock dividends	(0.01)		(0.01)
Net income attributable to common stockholders	$0.01		$0.08

Weighted average basic shares outstanding	30,427,421		30,427,421
Weighted average diluted shares outstanding	30,835,131		30,835,131

The accompanying notes are an integral part of these pro forma financial statements

THESTREET.COM, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

1.	BASIS OF PRO FORMA PRESENTATION

On December 18, 2009, the Company sold all of its membership interest in its Promotions.com LLC subsidiary (the “Sale” of “Promotions.com”), for an aggregate price of approximately $3.1 million (the “Sale Price”).  The purchaser (the “Purchaser”) is a company owned by the managers of Promotions.com, who prior to the closing were employees of the Company.  In connection with the Sale, the Company received a payment of $1.0 million in cash and notes in an aggregate principal amount of approximately $2.1 million.  The notes are payable in six equal monthly installments commencing April 1, 2010.  The Company was granted a security interest in the securities and assets of Promotions.com until the notes are fully paid, and one of the notes (with a principal amount of $0.3 million) is guaranteed by the principals of the Purchaser.  In the event that, prior to December 18, 2011, there is a change in control of the Purchaser or all or substantially all of the assets of Promotions.com are sold, among other events, for consideration (as defined therein) in excess of the Sale Price, the Company will be entitled to receive an additional payment from the Purchaser, equal to 50% of such excess if the event occurs on or before December 18, 2010 and 25% of such excess if the event occurs after December 18, 2010 and prior to December 18, 2011.

The unaudited Pro Forma Condensed Consolidated Balance Sheet information as of September 30, 2009 has been presented after giving effect to the disposition of Promotions.com as if the disposition had occurred on September 30, 2009.

The unaudited Pro Forma Condensed Consolidated Statement of Operations information for the year ended December 31, 2008 and the nine months ended September 30, 2009 has been presented after giving effect to the disposition of Promotions.com as if the disposition occurred on January 1 of each presented period.

The adjustments for the unaudited Pro Forma Condensed Consolidated Statement of Operations consist of revenues and expenses that are directly attributable to the operations of Promotions.com.  The expenses include employee related expenses, depreciation and amortization and certain impairment charges of Promotions.com intangibles.   No corporate allocations have been included in the adjustments.

The adjustments for the Pro Forma Condensed Consolidated Balance Sheet consist of the assets and liabilities held for sale and the proceeds from the disposition of Promotions.com.  The assets and liabilities held for sale primarily consist of receivables, long lived assets of property and equipment and intangibles, and accounts payable.  These assets and liabilities are directly attributable to the operations of Promotions.com.

The historical information of the Company has been derived from the historical audited and unaudited consolidated financial statements of the Company included in the Annual Report on Form 10-K/A for the year ended December 31, 2008 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2009.

The unaudited pro forma financial statements have been provided for informational purposes and should not be considered indicative of the financial condition or results of operations that would have been achieved had the divestiture occurred as of the periods presented. In addition, the unaudited pro forma financial statements do not purport to indicate balance sheet data or results of operations as of any future date or for any future period.

2.	PRO FORMA ADJUSTMENTS

(a)
Pro forma adjustments reflect the payment received on the sale of the Promotions.com business of $1.0 million in cash and $2.1 million in aggregate principal amounts of notes receivable in connection with the sale.  The notes are payable in six equal monthly installments commencing April 1, 2010.

(b)	The adjustment to the accumulated deficit reflects the net loss on disposition of the Promotions.com business.

(c)	The pro forma amounts noted in the Business Disposition column reflects the historical revenues and costs related to operation of the Promotions.com business.

(d)	The loss of $0.5 million on the disposition of Promotions.com is not reflected in the Unaudited Pro Forma Condensed Consolidated Statement of Operations.